Exhibit 32

CERTIFICATION OF THE

PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jon Isaac, the President and Chief Executive Officer, President and Chief Financial Officer of LiveDeal, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of LiveDeal, Inc. on Form 10-Q for the quarter ended June 30, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of LiveDeal, Inc.

Date: August 13, 2013	/s/ Jon Isaac
Jon Isaac
Chief Executive Officer, President and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)